MEDEFILE INTERNATIONAL, INC.
SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of  ______________, by and among Medefile International, Inc., a Nevada corporation (the “Company”), and each of the purchasers listed on Exhibit A attached hereto (collectively, the “Purchasers” and individually, a “Purchaser”).

Recitals

A.           The Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, up to 20,000,000 units (each, a “Unit”), each Unit consisting of one share of common stock, par value $0.001 per share, of the Company (the “Common Stock”), and six-tenths of one three-year warrants (a “Warrant” and collectively, the “Warrants”) on the terms and subject to the conditions set forth in this Agreement.

B.           The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

The parties hereto agree as follows:

1.  Agreement To Purchase And Sell Stock.

(a)  Authorization.  The Company’s Board of Directors has authorized the issuance and sale, pursuant to the terms and conditions of this Agreement, of up to 20,000,000 Units, consisting of up to 20,000,000 shares of Common Stock (the “Purchased Shares”) and three-year warrants to purchase up to 12,000,000 shares, substantially in the form attached hereto as Exhibit A.  Each whole Warrant included in the Units shall be exercisable to purchase one share of Common Stock at $0.60 per share (the “Purchased Warrants” and together with the Purchased Shares, the “Purchased Securities”).

(b)  Agreement to Purchase and Sell Securities.  On the terms and subject to the conditions contained in this Agreement, each Purchaser severally agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at Closing (as defined below), that number of Shares set forth on such Purchaser’s signature page.  The purchase price of each Share (the “Per Share Price”) shall be $0.15.

(c)  Use of Proceeds.  The Company intends to apply the net proceeds from the sale of the Purchased Securities for working capital and general corporate purposes, as well as for strategic purposes in connection with selected acquisitions that may be considered in the future to expand its product and service offerings.

(d)  Obligations Several Not Joint.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.  Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

2.  Closing.  The closing of the purchase and sale of the Purchased Securities shall take place at the offices of Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, New York, New York 10018 (the “SRFF Offices”) at 10:00 a.m. Eastern time on ______________, , or at such other time and place as the Company and Purchasers representing a majority of the Shares to be purchased mutually agree upon (which time and place are referred to in this Agreement as the “Closing”).  At the Closing, the Company shall, against delivery of payment for the Purchased Securities by wire transfer of immediately available funds in accordance with the Company’s instructions, (a) authorize its transfer agent to issue to each Purchaser one or more stock certificates (the “Certificates”) registered in the name of each Purchaser (or in such nominee name(s) as designated by such Purchaser in the Stock Certificate Questionnaire (attached hereto as Appendix I) (the “Stock Certificate Questionnaire”), representing the appropriate number of Purchased Shares based on the number of Shares to be purchased by such Purchaser as set forth on such Purchaser’s signature page, and bearing the legend set forth in Section 4(j) herein.  Closing documents may be delivered by facsimile with original signature pages sent by overnight courier. The date of the Closing is referred to herein as the “Closing Date.”

3.  Representations and Warranties of The Company.  The Company hereby represents and warrants to each Purchaser that the statements in this Section 3 are true and correct:

(a)  Organization, Good Standing and Qualification.  The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed. Each of the Company and its Subsidiaries has all corporate power and authority required to carry on its business as presently conducted and as described in the SEC Documents (as described below), and the Company has all corporate power and authority required to enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.  As used in this Agreement “Subsidiaries” means any entity in which the Company owns, directly or indirectly, 100% of the capital stock.  Further, as used in this Agreement, “Material Adverse Effect” means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, condition, financial or otherwise, results of operations, prospects, assets or liabilities of the Company and its subsidiaries, taken as a whole.

(b)  Capitalization.  The capitalization of the Company, without listing the Purchased Securities to be purchased pursuant to this Agreement, is as follows:

(i)  The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), of which no shares of Preferred Stock are issued or outstanding.

(ii)  As of November 14, 2007, the issued and outstanding capital stock of the Company consisted of 178,733,910 shares of Common Stock and no shares of Preferred Stock. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.  All such shares have been issued in compliance with applicable securities laws.

(iii)  As of November 14, 2007 the Company had (a) 5,640,000 shares of Common Stock reserved for issuance upon exercise of outstanding options granted under the Company’s 2006 Stock Option Plan (the “Option Plan”); and (b) no shares of Common Stock reserved for issuance upon exercise of outstanding warrants.

(iv)  As of November 14, 2007, the Company had 4,360,000 shares of Common Stock available for future grant under the Option Plan.

(v)  As of November 14, 2007, the Company had 10,200,000 shares of Common Stock reserved for issuance upon exercise of outstanding warrants issued to consultants for services to be provided.

With the exception of the foregoing in this Section 3(b) and except as set forth in the SEC Documents (as defined in Section 3(k)(i) below), there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.  Except as set forth in SEC Documents, (A) no securities of the Company are entitled to preemptive or similar rights, and no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement; and (B)  the issue and sale of the Purchased Securities will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(c)  Subsidiaries.  Except as set forth in the SEC Documents, (i) the Company does not have any subsidiaries, and,  does not own any capital stock of, assets comprising the business of, obligations of, or any other interest (including any equity or partnership interest) in, any person or entity; (ii) the Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any liens, and all the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(d)  Due Authorization.  All corporate actions on the part of the Company necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Securities being sold under this Agreement have been taken, no further consent or authorization of the Company or the Board of Directors or its stockholders is required, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (B) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

(e)  Valid Issuance of Purchased Securities.

(i)  Purchased Shares.  The Purchased Shares will be, upon payment therefor by the Purchasers in accordance with this Agreement, duly authorized, validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances with respect to the issuance of such Purchased Shares and will not be subject to any pre-emptive rights or similar rights.

(ii)  Purchased Warrants.  The Purchased Warrants will be, upon payment therefor by the Purchasers in accordance with this Agreement, duly authorized and validly issued, free from all taxes, liens, claims, encumbrances with respect to the issuance of such Purchased Warrants and will not be subject to any pre-emptive rights or similar rights.

(iii)  Underlying Shares of Common Stock.  The issuance of the shares of Common Stock issued or issuable from time to time upon the exercise of the Purchased Warrants (the “Underlying Shares”) will be, and at all times prior to such exercise, will have been, duly authorized, duly reserved for issuance upon such exercise and payment of the exercise price of the Purchased Warrants, and will be, upon such exercise and payment, validly issued, fully paid and non-assessable free from all taxes, liens, claim, encumbrances with respect to the issuance of such shares and will not be subject to any pre-emptive rights or similar rights.  The Purchased Shares and the Underlying Shares are sometimes referred to herein as the Securities.

(iv)  Compliance with Securities Laws.  Subject to the accuracy of the representations made by the Purchasers in Section 4 hereof, the Purchased Securities (assuming no unlawful redistribution of the Purchased Securities by the Purchasers or other parties as of the date hereof) will be issued to the Purchasers in compliance with applicable exemptions from (A) the registration and prospectus delivery requirements of the Securities Act and (B) the registration and qualification requirements of all applicable securities laws of the states of the United States.

(f)  Consents and Approvals.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any federal, state or local governmental authority or self regulatory agency or any other person on the part of the Company is required in connection with the issuance of the Purchased Securities to the Purchasers, or the consummation of the other transactions contemplated by this Agreement, except (i) such filings as have been made prior to the date hereof and (ii) such additional post-Closing filings as may be required to comply with applicable state and federal securities laws.

(g)  Non-Contravention.  The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including issuance of the Purchased Securities), do not: (i) contravene or conflict with the Certificate of Incorporation of the Company, as amended to date (the “Certificate of Incorporation”), or the Bylaws of the Company, as amended to date (the “Bylaws”) or the organizational documents of any Subsidiary; (ii) constitute a violation of any provision of any federal, state, local or foreign law, rule, regulation, order or decree applicable to the Company; or (iii) constitute a default (or an event that with notice or lapse of time or both would become a default) or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any material contract to which the Company is a party or any material permit, license or similar right relating to the Company or by which the Company may be bound or affected.

(h)  Litigation.  Except as set forth in the SEC Documents, there is no action, suit, proceeding, claim, arbitration or investigation (“Action”) pending or, to the Company’s knowledge, threatened in writing: (i) against the Company or any of its Subsidiaries, their respective activities, properties or assets, or any officer, director or employee of the Company or any of its Subsidiaries in connection with such officer’s, director’s or employee’s relationship with, or actions taken on behalf of, the Company or any of its Subsidiaries, that is reasonably likely to have a Material Adverse Effect; or (ii) that seeks to prevent, enjoin, alter, challenge or delay the transactions contemplated by this Agreement (including the issuance of the Purchased Securities).  Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  No Action is currently pending nor does the Company or any of its Subsidiaries intend to initiate any Action that is reasonably likely to have a Material Adverse Effect.

(i)  Compliance.  The Company is not in violation or default of any provisions of the Certificate of Incorporation or the Bylaws and none of the Company’s Subsidiaries is in violation nor default of any provisions of their respective organizational documents.  The Company and each of its Subsidiaries has complied and is currently in compliance with all applicable statutes, laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over the Company’s or each subsidiary’s respective businesses or properties, except for any instance of non-compliance that has not had, and would not reasonably be expected to have, a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), except as does not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(j)  Material Non-Public Information.  The Company has not provided to the Purchasers any material non-public information other than information related to the transactions contemplated by this Agreement, all of which information related to the transactions contemplated hereby shall be disclosed by the Company pursuant to Section 8(n) hereof.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(k)  SEC Documents.

(i)  Reports.  The Company has filed in a timely manner all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  The Company has made available to the Purchasers prior to the date hereof copies of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 (the “Form 10-KSB”), its Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2007 (the “Form 10-QSB”) and any Current Report on Form 8-K for events occurring since December 31, 2006 (“Forms 8-K”) filed by the Company with the SEC (the Form 10-KSB, the Form 10-QSB and the Forms 8-K are collectively referred to herein as the “SEC Documents”).  Each of the SEC Documents, as of the respective dates thereof (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  Each SEC Document, as it may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Document.

(ii)  Sarbanes-Oxley.  The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.  Such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.  The Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations issued thereunder by the SEC.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(iii)  Financial Statements.  The financial statements of the Company in the SEC Documents present fairly, in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments.

(l)  Absence of Certain Changes since the Balance Sheet Date.  Except as set forth in the SEC Documents, since December 31, 2006, the business and operations of the Company and each of its Subsidiaries have been conducted in the ordinary course consistent with past practice, and there has not been:

(i)  any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries with respect to any shares of capital stock of the Company or any of its Subsidiaries or any repurchase, redemption or other acquisition by the Company or any subsidiary of the Company of any outstanding shares of the Company’s capital stock (and the Company has not made any agreements to do any of the foregoing);

(ii)  any damage, destruction or loss, whether or not covered by insurance, except for such occurrences, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

(iii)  any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it, except for such waivers, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

(iv)  any material change or amendment to, or any waiver of any material right under a material contract or arrangement by which the Company or any of its Subsidiaries or any of its or their respective assets or properties is bound or subject;

(v)  any change by the Company in its accounting principles, methods or practices or in the manner in which it keeps its accounting books and records, except any such change required by a change in GAAP or by the SEC; or

(vi)  any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, either individually or collectively, in a Material Adverse Effect.

(m)  Intellectual Property.

(i)  Except as set forth in the SEC Documents, the Company and each of its Subsidiaries owns or possesses sufficient rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights, information and other proprietary rights and processes (collectively, “Intellectual Property”), which are necessary to conduct its or their respective businesses as currently conducted and as described in the SEC Documents free and clear of all liens, encumbrances and other adverse claims, except where the failure to own or possess free and clear of all liens, encumbrances and other adverse claims would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(ii)  Neither the Company nor any of its Subsidiaries has received any written notice of, nor has knowledge of, any infringement of or conflict with rights of others with respect to any Intellectual Property and neither the Company nor any of its Subsidiaries has knowledge of any infringement, misappropriation or other violation of any Intellectual Property by any third party, which, in either case, either individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(iii)  To the Company’s knowledge, none of the patent rights owned or licensed by the Company or any of its Subsidiaries are unenforceable or invalid.

(iv)  Each employee, consultant and contractor of the Company and each of its Subsidiaries who has had access to the Intellectual Property has executed a valid and enforceable agreement to maintain the confidentiality of such Intellectual Property and assigning all rights to the Company or such subsidiary to any inventions, improvements, discoveries or information relating to the business of the Company or such subsidiary.  The Company is not aware that any of its or its Subsidiaries’ employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or such subsidiary or that would conflict with the Company’s or such subsidiary’s business.

(v)  Neither the Company nor any of its Subsidiaries is subject to any “open source” or “copyleft” obligations or otherwise required to make any public disclosure or general availability of source code either used or developed by the Company or any of its Subsidiaries.

(n)  Registration Rights.  Except as set forth in the SEC Documents, the Company is not currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

(o)  Title to Property and Assets.  Except as set forth in the SEC Documents, the properties and assets of the Company and its Subsidiaries are owned by the Company and its Subsidiaries free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for (i) statutory liens for the payment of current taxes that are not yet delinquent and (ii) liens, encumbrances and security interests that arise in the ordinary course of business and do not in any material respect affect the properties and assets of the Company.  With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.

(p)  Taxes.  The Company and each of its Subsidiaries has filed or has valid extensions of the time to file all necessary federal, state, and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency that has been or might be asserted or threatened against it or any of its Subsidiaries.

(q)  Insurance.  The Company and its Subsidiaries maintain insurance of the types and in the amounts that the Company reasonably believes is prudent and adequate for its business and which is at least as extensive as is customary for other companies in the Company’s industry, all of which insurance is in full force and effect.

(r)  Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any of its Subsidiaries.  No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(s)  Internal Accounting Controls.  The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t)  Transactions With Officers and Directors.  Except as set forth in the SEC Documents, none of the officers or directors of the Company has entered into any transaction with the Company or any Subsidiary that would be required to be disclosed pursuant to Item 404(a) or (c) of Regulation S-K of the SEC.

(u)  General Solicitation.  Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Purchased Securities.  The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(v)  Listing Matters.  The Common Stock of the Company is listed on the Over The Counter Bulletin Board (the “OTCBB”) under the ticker symbol “MDFI.”  The issuance and sale of the Purchased Securities under this Agreement does not contravene the rules and regulations of the OTCBB.

(w)  Investment Company.  The Company and each of its Subsidiaries is not now, and after the sale of the Purchased Securities under this Agreement and the application of the net proceeds from the sale of the Purchased Securities described in Section 1(b) herein will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(y)      No Integrated Offering.  Neither the Company, nor any Affiliate of the Company, nor any person acting on its or their behalf has, directly or indirectly, engaged in any form of general solicitation or general advertising with respect to any security or made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of the Purchased Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would cause Regulation D or any other applicable exemption from registration under the Securities Act to be unavailable, or would cause any applicable state securities laws exemptions or any applicable stockholder approval provisions exemptions, including, without limitation, under the rules and regulations of any national securities exchange or automated quotation system on which any of the securities of the Company are listed or designated to be unavailable, nor will the Company take any action or steps that would cause the offering or issuance of the Purchased Securities to be integrated with other offerings.

(z)       Brokers.  Neither the Company nor any Subsidiary has any liability to pay any fees, commissions or other similar compensation to any broker, finder, investment banker, financial advisor or other similar person in connection with the transactions contemplated by this Agreement.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(aa)     Pensions; Benefits.  (a)  Neither the Company nor any subsidiary or ERISA Affiliate maintains or contributes to any Plan other than those disclosed in the SEC Documents.

(i)  The Company and each ERISA Affiliate is in compliance with ERISA and no contributions required to be made by the Company or any ERISA Affiliate to any pension plan are overdue.

(ii)  No liability to the PBGC has been or is expected to be incurred by the Company or any ERISA Affiliate with respect to any pension plan that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.  No circumstance exists that constitutes grounds under section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, any pension plan or trust created thereunder, nor has the PBGC instituted any such proceeding.

(ii)      Neither the Company nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any multiemployer plan.  There have been no “reportable events” (as such term is defined in section 4043 of ERISA) with respect to any multiemployer plan that could result in the termination of such multiemployer plan and give rise to a liability of the Company or any ERISA Affiliate in respect thereof.  Neither the Company or any subsidiary has incurred or does it expect to incur liability under Sections 412 or 4971 of the Code; and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

For purposes of this section 3(aa) “Code” means the Internal Revenue Code of 1986; “ERISA” means the Employee Retirement Income Security Act of 1974; “ERISA Affiliate” means any person required to be aggregated with the Company or any subsidiary of the Company under Sections 414(b), (c), (m) or (o) of the Code; “PBGC” means the Pension Benefit Guaranty Corporation; and “Plan” means any employee benefit plan, program or arrangement, whether oral or written, maintained or contributed to by the Company, any subsidiary of the Company or any ERISA Affiliate, or with respect to which the Company, any of its Subsidiaries or any ERISA Affiliate may incur liability.

(bb)     Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation as a result of the Company’s issuance of the Purchased Securities and the Purchasers’ ownership of the Purchased Securities.

(cc)     Purchaser Representations.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.

(dd)     Solvency.  Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Purchased Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The SEC Documents set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

(ee)     No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company.

(ff)      Acknowledgment Regarding Purchasers’ Purchase of Purchased Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Purchased Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(gg)    Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Purchased Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Purchased Securities or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent and any approved broker-dealers in connection with the placement of the Purchased Securities.

(hh)    Legend Removal.  The Company agrees, upon a Purchaser’s reasonable request, to reissue certificates representing any of the Purchased Shares without the legend set forth in Section 4(j)(i) below: (i) while a registration statement covering the resale of such securities is effective under the Securities Act, (ii) following any sale of such securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible for sale under Rule 144(k) (to the extent that the applicable Purchaser provides a certification or legal opinion to the Company to that effect), or (iv) if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Commission). Following the effective date of a registration statement, which includes the Purchased Securities, or at such earlier time as a legend is no longer required for the Purchased Shares and the Underlying Shares, the Company will, promptly following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such securities, deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive legends.  If requested by a Purchaser, certificates for securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”).

(jj)      Equal Treatment of Purchasers.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also offered to all of the parties to such agreements.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.     Representations, Warranties and Certain Agreements of The Purchasers.  Each Purchaser hereby represents and warrants to the Company, severally and not jointly, and agrees that:

(a)  Organization, Good Standing and Qualification.  The Purchaser has all corporate, membership or partnership power and authority required to enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby.

(b)  Authorization.  The execution of this Agreement has been duly authorized by all necessary corporate, membership or partnership action on the part of the Purchaser.  This Agreement constitutes the Purchaser’s legal, valid and binding obligation, enforceable in accordance with its terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (B) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

(c)  Litigation.  There is no Action pending to which such Purchaser is a party that is reasonably likely to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

(d)  Purchase for Own Account.  The Purchased Securities are being acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such securities in compliance with applicable federal and state securities laws and as otherwise contemplated by this Agreement.  The Purchaser also represents that it has not been formed for the specific purpose of acquiring the Purchased Securities.

(e)  Investment Experience.  The Purchaser understands that the purchase of the Purchased Securities involves substantial risk.  The Purchaser has experience as an investor in securities of companies and acknowledges that it can bear the economic risk of its investment in the Purchased Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Securities and protecting its own interests in connection with this investment.

(f)  Accredited Investor Status.  The Purchaser is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(g)  Reliance Upon Purchaser’s Representations.  The Purchaser understands that the issuance and sale of the Purchased Securities to it will not be registered under the Securities Act on the ground that such issuance and sale will be exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is based on each Purchaser’s representations set forth herein.

(h)  Receipt of Information.  The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Purchased Securities and the business, properties, prospects and financial condition of the Company and to obtain any additional information requested and has received and considered all information it deems relevant to make an informed decision to purchase the Purchased Securities.  Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of such information and the Company’s representations and warranties contained in this Agreement.

(i)  Restricted Securities.  The Purchaser understands that the Purchased Securities have not been registered under the Securities Act and will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Purchased Securities unless (i) pursuant to an effective registration statement under the Securities Act, (ii) such holder provides the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Purchased Securities may be made without registration under the Securities Act and the transferee agrees to be bound by the terms and conditions of this Agreement, (iii) such holder provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Purchased Shares or the Underlying Shares, as the case may be, can be sold pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) or (iv) pursuant to Rule 144(k) promulgated under the Securities Act following the applicable holding period.  Notwithstanding anything to the contrary contained in this Agreement, the Purchaser may transfer (without restriction and without the need for an opinion of counsel) the Purchased Shares to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D, and such Affiliate agrees to be bound by the terms and conditions of this Agreement and shall have the rights of a Purchaser hereunder.

For the purposes of this Agreement, an “Affiliate” of any specified Purchaser means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Purchaser.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(j)  Legends.

(i)  Purchased Shares and Underlying Shares. The Purchaser agrees that the certificates for the Purchased Shares and Underlying Shares shall bear the following legend and that the Purchaser will comply with the restrictions on transfer set forth in such legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Purchased Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Purchased Securities to the pledgees or secured parties. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Purchased Securities may reasonably request in connection with a pledge or transfer of the Purchased Securities, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

In addition, the Purchaser agrees that the Company may place stop transfer orders with its transfer agent with respect to such certificates in order to implement the restrictions on transfer set forth in this Agreement.  The appropriate portion of the legend and the stop transfer orders will be removed promptly (but in no event later than three (3) business days) upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such legend or stop orders are not required to ensure compliance with the Securities Act.  In addition, upon the declaration of the effectiveness of the Registration Statement which includes the Purchased Securities, the Company shall cause its counsel to deliver a blanket opinion (or separate opinions if the transfer agent will not accept a blanket opinion) to its transfer agent to cause the stock certificates evidencing the Purchased Shares to be issued to the Purchasers free of any Securities Act restrictive legends assuming compliance with the prospectus delivery requirements, to the extent required by Rule 172 of the Securities Act. Each of the Purchaser acknowledges and agrees that the Company will endeavor to remove any Securities Act restrictive legends pursuant to this Section j(ii) upon the representation contained herein that the Purchasers will comply with the prospectus delivery requirements, to the extent required by Rule 172 of the Securities Act.

(ii)  Purchased Warrants.  The Purchaser agrees that Purchased Warrants shall bear the following legend:

“THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT AND OTHER APPLICABLE STATE LAWS AND RULES.”

(k)  Questionnaires.  The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire, and the answers  to such questionnaires are true and correct as of the date of this Agreement; provided, that the Purchasers shall be entitled to update such information by providing written notice thereof to the Company before the effective date of the Registration Statement.

(l)  Prohibited Transactions.  During the last thirty (30) days prior to the date hereof, neither such Purchaser nor any Affiliate of such Purchaser, foreign or domestic, has, directly or indirectly, effected or agreed to effect any “short sale” (as defined in Rule 200 under Regulation SHO), whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, borrowed or pre-borrowed any shares of Common Stock, or granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Company’ securities (each, a “Prohibited Transaction”).

(m)  Form D Filing; Registration; Compliance With The Securities Act. The Company hereby agrees that it shall file in a timely manner a Form D relating to the sale of the Purchased Securities under this Agreement, pursuant to Regulation D promulgated under the Securities Act;

5.  Conditions to The Purchaser’s Obligations at the Closing. The obligations of the Purchasers under Section 1(b) of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a)  Representations and Warranties True.  Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date hereof (provided, however, that such materiality qualification shall only apply to representations or warranties not otherwise qualified by materiality) and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing; provided, however, that if a representation and warranty is made as of a specific date, it shall be true and correct in all material respects only as of such date.

(b)  Performance.  The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein; provided, however, that the Company may furnish to each Purchaser a facsimile copy of stock certificate representing the Purchased Shares, with the original stock certificate held in trust by counsel for the Company until delivery thereof on the next business day.

(c)  Compliance Certificate.  The Company will have delivered to the Purchasers a certificate signed on its behalf by its Chief Executive Officer or Chief Financial Officer certifying that the conditions specified in Sections 6(a) and 6(b) hereof have been fulfilled.

(d)  Agreement.  The Company shall have executed and delivered to the Purchasers this Agreement.

(e)  Securities Exemptions.  The offer and sale of the Purchased Securities to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

(f)  No Suspension of Trading or Listing of Common Stock.  The Common Stock of the Company (i) shall be designated for quotation or listed on the OTCBB and (ii) shall not have been suspended from trading on the OTCBB.

(g)  Good Standing Certificates.  The Company shall have delivered to the Purchasers a certificate of the Secretary of State of the State of Delaware, dated as of a date within ten days of the date of the Closing, with respect to the good standing of the Company.

(h)  Secretary’s Certificate.  The Company shall have delivered to the Purchasers a certificate of the Company executed by the Company’s Secretary attaching and certifying to the truth and correctness of (i) the Certificate of Incorporation, (ii) the Bylaws and (iii) the resolutions adopted by the Company’s Board of Directors in connection with the transactions contemplated by this Agreement.

(i)  Opinion of Company Counsel.  The Purchasers will have received an opinion on behalf of the Company, dated as of the date of the Closing, from Sichenzia Ross Friedman Ference LLP, counsel to the Company, in the form attached as Exhibit B.

(j)  No Statute or Rule Challenging Transaction.  No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby that questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(k)  Other Actions.  The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Purchasers in connection with the transactions contemplated hereby.

6.  Conditions to The Company’s Obligations at the Closing.  The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a)  Representations and Warranties True.  The representations and warranties of the Purchasers contained in Section 4 shall be true and correct in all material respects on and as of the date hereof (provided, however, that such materiality qualification shall only apply to representations and warranties not otherwise qualified by materiality) and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

(b)  Performance.  The Purchasers shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c)  Agreement.  The Purchasers shall have executed and delivered to the Company this Agreement (and Appendix I hereto).

(d)  Securities Exemptions.  The offer and sale of the Purchased Securities to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

(e)  Payment of Purchase Price.  The Purchasers shall have delivered to the Company by wire transfer of immediately available funds, full payment of the purchase price for the Purchased Securities as specified in Section 1(b).

(f)  No Statute or Rule Challenging Transaction.  No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby that questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

7.  MISCELLANEOUS.

(a)  Successors and Assigns.  The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers holding a majority of the total aggregate number of Purchased Shares then outstanding (excluding any shares sold to the public pursuant to Rule 144 or otherwise).  Any Purchaser may assign its rights under this Agreement to any person to whom the Purchaser assigns or transfers any Purchased Securities, provided that such transferee agrees in writing to be bound by the terms and provisions of this Agreement, and such transfer is in compliance with the terms and provisions of this Agreement and permitted by federal and state securities laws.

(b)  Governing Law.  This Agreement will be governed by and construed and enforced under the internal laws of the State of New York, without reference to principles of conflict of laws or choice of laws.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c)  Survival.  The representations and warranties of the Company and the Purchasers contained in Sections 3 and 4 of this Agreement shall survive until the second anniversary of the Closing Date.

(d)  Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(e)  Headings.  The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.  All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by reference.

(f)  Notices.  Any notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered (i) personally by hand or by courier, (ii) mailed by United States first-class mail, postage prepaid or (iii) sent by facsimile directed (A) if to a Purchaser, at such Purchaser’s address or facsimile number set forth on such Purchaser’s signature page to this Agreement, or at such address or facsimile number as such Purchaser may designate by giving at least ten days’ advance written notice to the Company or (B) if to the Company, to its address or facsimile number set forth below, or at such other address or facsimile number as the Company may designate by giving at least ten days’ advance written notice to the Purchaser.  All such notices and other communications shall be deemed given upon (I) receipt or refusal of receipt, if delivered personally, (II) three days after being placed in the mail, if mailed, or (III) confirmation of facsimile transfer, if faxed.

The address of the Company for the purpose of this Section 8(f) is as follows:

Medefile International, Inc.
2 Ridgefield Avenue
Cedar Knolls, New Jersey 07927
Tel:  (973) 993-8001
Fax:  (973) ________
Attention: Milton Hauser

with a copy to:

Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, NY 10018
Tel:  (212) 930-9700
Fax: (212) 930-9725
Attention: Richard A. Friedman, Esq.

(g)  Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and the Purchasers holding a majority of the total aggregate number of Purchased Shares then outstanding (excluding any shares sold to the public pursuant to Rule 144 or otherwise).  Any amendment effected in accordance with this Section 8(g) will be binding upon the Purchasers, the Company and their respective successors and permitted assigns.

(h)  Severability.  If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

(i)  Entire Agreement.  This Agreement, together with all exhibits and schedules hereto and thereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

(j)  No Additional Agreements. The Company does not have any written or oral contract, agreement, arrangement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as expressly stated herein.

(k)  Further Assurances.  From and after the date of this Agreement, upon the request of the Company or the Purchasers, the Company and the Purchasers will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

(l)  Meaning of Include and Including.  Whenever in this Agreement the word “include” or “including” is used, it shall be deemed to mean “include, without limitation” or “including, without limitation,” as the case may be, and the language following “include” or “including” shall not be deemed to set forth an exhaustive list.

(m)  Fees, Costs and Expenses.  All fees, costs and expenses (including attorneys’ fees and expenses) incurred by any party hereto in connection with the preparation, negotiation and execution of this Agreement and the exhibits and schedules hereto and the consummation of the transactions contemplated hereby and thereby shall be the sole and exclusive responsibility of such party.  In addition, the Company will pay the costs associated with any filings with, or compliance with any of the requirements of any governmental authorities.

(n)  8-K Filing and Publicity; Standstill. On or before 8:30 a.m., eastern time, on the second business day following the date of this Agreement, the Company shall issue a press release describing the terms of the transactions contemplated by this Agreement, but not including the names of the Purchasers or the individual amounts of Purchased Securities purchased hereby without the Purchaser’s consent.  On or before 8:30 a.m., eastern time, on the fourth business day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the Exchange Act and attaching this Agreement as an exhibit to such filing (the “8-K Filing”), but not including the names of the Purchasers or the individual amounts of Purchased Securities purchased hereby without the Purchaser’s consent. From and after the filing of the 8-K Filing with the SEC, the Purchasers as a consequence of participating in the transactions contemplated by this Agreement shall not be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of their respective officers, directors, employees or agents authorized to disclose such information, that is not disclosed in the 8-K Filing.  The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Purchasers with any material, nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the consent of the Purchasers.  If a Purchaser has, or believes it has, received any such material, nonpublic information regarding the Company or any of its subsidiaries prior to the Closing Date, it shall provide the Company with written notice thereof and the Company shall within five (5) business days thereafter, make public disclosure of such material, nonpublic information if permitted under applicable law or without breach or violation of any agreement, contract or other obligation of the Company unless the Board of Directors of the Company shall determine that such disclosure would reasonably be expected to result in a material and adverse effect on the Company or its business, prospects, finances or properties. Except for such disclosure as the Company is advised by counsel is required to be included in documents filed with the SEC or otherwise required by law, the Company shall not use the name of, or make reference to, any Purchaser or any of its Affiliates in any press release or in any public manner (including any reports or filings made by the Company under the Exchange Act) without such Purchaser's prior written consent, which consent shall not be unreasonably withheld.

(o)  Stock Splits, Dividends and other Similar Events.  The provisions of this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend, reorganization or other similar event that may occur with respect to the Company after the date hereof.

(p)  Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Purchaser and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(p)      Several Liability; Advice. Each Purchaser agrees that no other Purchaser nor the respective controlling persons, officers, directors, partners, agents or employees of any other Purchaser shall be liable to such Purchaser for any losses incurred by such Purchaser in connection with its investment in the Company.  Each Purchaser acknowledges that it is not relying upon any person, firm or corporation (including without limitation any other Purchaser), other than the Company and its officers and directors (acting in their capacity as representatives of the Company), in deciding to invest and in making its investment in the Company. The Company acknowledges that no Purchaser is acting or has acted as an advisor, agent or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and any advice given by any Purchaser or any of its representatives in connection with this Agreement is merely incidental to the Purchasers’ purchase of securities of the Company hereunder.

The parties hereto have executed this Agreement as of the date and year first above written.

Medefile International, Inc

By:	/s/
Milton Hauser
Chief Executive Officer

.

[PURCHASER SIGNATURE PAGES TO FOLLOW]

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF _____________,

BY AND AMONG

MEDEFILE INTERNATIONAL, INC.

AND EACH PURCHASER NAMED THEREIN

The undersigned hereby executes and delivers to Medefile International, Inc., the Securities Purchase Agreement (the “Agreement”) to which this signature page is attached, which Agreement and signature page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Number of Shares: ______________________

Name of Purchaser

Signature: ____________________________

By: _________________________________

Title: ________________________________

Address: _____________________________

_____________________________

_____________________________

Telephone: ___________________________

Fax: _________________________________

Tax ID Number: ________________________

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